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                             THIRD AVENUE VALUE FUND

                        THIRD AVENUE SMALL-CAP VALUE FUND

                          THIRD AVENUE HIGH YIELD FUND

                       THIRD AVENUE REAL ESTATE VALUE FUND




                              THIRD QUARTER REPORT

                                   (Unaudited)

                               [GRAPHIC OMITTED]

                                 July 31, 1999
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                             THIRD AVENUE VALUE FUND

Dear Fellow Shareholders:

At July 31, 1999 the unaudited net asset value attributable to the 40,363,982 common shares outstanding of the Third Avenue Value Fund ("TAVF", "Third Avenue" or the "Fund") was $33.78 per share. This compares with an unaudited net asset value of $31.54 per share at April 30, 1999, and an unaudited net asset value, adjusted for a subsequent distribution, of $30.50 per share at July 31, 1998. At August 25, 1999, the unaudited net asset value was $33.28 per share.

QUARTERLY ACTIVITY

The dominant activity during the last quarter was the sale of securities to meet redemptions. The common capitalization of TAVF, as measured by shares outstanding, shrunk by 5% during the three-month interim. With the exceptions of the sales of Glenayre Common and Hologic Common, all the other sales were strictly for portfolio purposes; the Fund raised cash. In the cases of Glenayre Common and Hologic Common, permanent impairments of capital might be taking place within those businesses, in my opinion. Bankers Trust Common was sold in a cash merger transaction. TAVF also wrote off completely its $1.3 million investment in HIPI Holdings, Inc. Common Stock ("HIPI Common").

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES         NEW POSITIONS ACQUIRED
$8,000,000               Hechinger Co. 9.45%, due 11/15/12
                         Senior Notes ("Hechinger Notes")

                         INCREASES IN EXISTING POSITIONS
$13,471,000              PhyMatrix Corp. 6.75% Debentures
                         due 6/15/03 ("PhyMatrix Subordinates")
$190,000                 Insurance Partners II Equity Fund, LP
                         ("lnsurance Partners Common")
10,000 shares            Analogic Corp. Common Stock ("Analogic Common")

                         REDUCTIONS IN EXISTING POSITIONS
34,900 shares            Alamo Group, Inc. Common Stock ("Alamo Common")
81,100 shares            Cummins Engine Co., Inc. Common Stock
                         ("Cummins Common")
221,000 shares           Hologic, Inc. Common Stock ("Hologic Common")
271,400 shares           Leucadia National Corp. Common Stock
                         ("Leucadia Common")
450,000 shares           Nabors Industries, Inc. Common Stock ("Nabors Common")

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PRINCIPAL AMOUNT
OR
NUMBER OF SHARES        REDUCTIONS IN EXISTING POSITIONS (CONTINUED)
74,000 shares           The Nissan Fire & Marine Insurance Co., Ltd.
                        Common Stock ("Nissan Common")
6,000 shares            Risk Capital Holdings, Inc. Common Stock
                        ("Risk Capital Common")
179,900 shares          SpeedFam-IPEC, Inc. Common Stock
                        ("SpeedFam Common")
200,000 shares          3Com Corp. Common Stock ("3Com Common")

                        POSITIONS ELIMINATED
356,800 shares          ADE Corp. Common Stock ("ADE Common")
90,000 shares           American International Group, Inc. Common Stock
                        ("AIG Common")
331,200 shares          Avatar Holdings, Inc. Common Stock ("Avatar Common")
123,237 shares          BankAtlantic Bancorp, Inc. Class A Common Stock
                        ("BankAtlantic Common")
100,000 shares          Bankers Trust New York Corp. Common Stock
                        ("Bankers Trust Common")
565,700 shares          Glenayre Technologies, Inc. Common Stock
                        ("Glenayre Common")
100,000 shares          Novell, Inc. Common Stock ("Novell Common")
3,175 shares            Palm Harbor Homes, Inc. Common Stock
                        ("Palm Harbor Common")
434,536 shares          ReliaStar Financial Corp. Common Stock
                        ("ReliaStar Common")
33,529 shares           SunGard Data Systems Inc. Common Stock
                        ("SunGard Common")

The Fund's all-in cost basis for the Hechinger Senior Notes was 13% of the principal claim. Hechinger is in Chapter 11, having demonstrated an inability to compete with Home Depot and Lowe's in the superstore retailing of home improvement and building supply products. If, as seems likely, Hechinger is to go out of business, our returns on this investment should be handsome. Proceeds from the liquidation of inventories in Going Out of Business, or GOB, sales ought to generate enough funds to satisfy the claims of secured creditors; Hechinger Senior Notes are unsecured. If so, the proceeds from the values of affirmed leases should provide good returns to all unsecured creditors, to wit the Senior Notes, Trade Claims, landlords whose leases have been rejected, as well as certain Kmart claims. Home Depot and Lowe's are two concerns likely to find many of the current Hechinger real estate locations very attractive places in which to open stores. These entities seem likely to want to take over many Hechinger leases. A principal risk in the

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Hechinger  investment  appears  to be  the  threat  that  asset  values  may  be dissipated dramatically if Hechinger's decides to continue to attempt to become a going-concern over a protracted period and fails in such endeavors.

At TAVF's cost, the investment in PhyMatrix Subordinates affords a yield to maturity of around 27% and a current yield in excess of 13%, provided the Subordinates remain a performing loan. The best indications are that the Subordinates probably will remain a performing loan. However, if there is to be a money default and PhyMatrix has to reorganize either out-of-court, or in Chapter 11, the Fund wants to be highly influential in the reorganization process. That is exactly what will happen since Third Avenue now owns almost 50% of the outstanding issue of Subordinates. If in any reorganization management wants to preserve any value for PhyMatrix Common Stock (hereafter called "ICSL Common"), the debtor will have to reach an agreement with the Fund, or else leave the issue as a performing loan. During the quarter we visited the company in Providence. PhyMatrix has changed its name to Innovative Clinical Solutions Ltd. ("ICSL"). ICSL seems to be a rather interesting venture capital play, especially in the field of off-site clinical research for pharmaceutical companies. We proposed a voluntary exchange offer to ICSL management under which the PhyMatrix Subordinates would be exchangeable; 1/2 for ICSL Common Stock and 1/2 for a new issue of ICSL Senior Subordinates with a stretched-out maturity. Management does not appear to be interested in the Fund's proposal, apparently because they think that ICSL Common, selling around 13/8-11/2, is dirt-cheap. The price of Analogic Common declined markedly when Analogic issued a disappointing quarterly report. At that time, the Fund expanded modestly its position in Analogic Common before the price of Analogic Common rallied. Analogic is a leader in providing the basic technology for the non-invasive examination of sub-surface materials. End users of Analogic products are medical equipment companies, and probably to an increasing extent, providers of security systems to airports. I don't think we have a more exciting growth stock in the TAVF portfolio than Analogic Common.

COMMENTS ABOUT TWO CORE HOLDINGS

Progress during the quarter at several of the Fund's core holdings seems to have been excellent, albeit this progress was not evidenced by increases in reported earnings. Two companies to be singled out are Tejon Ranch Company ("Tejon") and Toyoda Automatic Loom Works ("Toyoda"). At the end of the quarter, the market value for the Fund's holdings of Tejon Common was $89.7 million, or $2.22 per share of TAVF Common. The market value of the Toyoda Common held was $40.8 million, or $1.01 per share of TAVF Common.

Tejon, whose principal asset is the ownership of over 270,000 acres, is the largest contiguous land assembly in California. Tejon is located 60 miles north of Los Angeles and 30 miles south of Bakersfield. Management seems to be doing a superb job of developing the property responsibly and profitably. On June 30, a mammoth 415-berth, 51-acre, truck stop named Petro Travel Plaza, opened along Highway I-5 on Tejon property. Tejon is a joint venturer with Petro Stopping Centers in the project. To date, traffic at Petro Travel Plaza has been close to, or in excess of, earlier best case projections. If continued, this ought to have quite positive ramifications for Tejon over and above profits from the Petro Travel Plaza because of the enhanced development potential for the approximately 300 acres of other property fronting on Highway I-5, which will become the Tejon Industrial Complex. Tejon owns 32 miles of frontage on I-5-- 16 miles on each side of this heavily traveled route. Management also made attractive deals for interior acreage with Qwest and Enron. Finally, Tejon and two leading Los Angeles developers signed a letter of intent during the quarter looking toward a joint venture, which would create a 4,000-acre planned residential community.

The Fund's investment in Toyoda Common was basically a means of buying into Toyota Motor Corp. Common Stock ("Toyota Common") at a discount. Toyoda is the largest single shareholder of Toyota, having an approximate 5%

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equity interest.  During the quarter the discount widened  appreciably as Toyota
Common appreciated. At July 31, Toyoda Common was selling at $18.53 per share; its holdings of Toyota Common alone had a market value of $21.41 per Toyoda share. In addition, other marketable common stocks held by Toyoda, mostly other Toyota suppliers, had a market value of $7.55 per Toyoda share. Furthermore, Toyoda has operating businesses, which enjoy annual operating income, after interest costs and before income taxes, of perhaps 60(cent) to 90(cent) per Toyoda share. These operating businesses supply various parts to Toyota, and also manufacture automobiles and lift trucks under the Toyota name. Other businesses include a small textile operation and a joint venture with Sony Corporation; the joint venture is involved with high tech development work in Liquid Crystal Displays ("LCD's"). The operating business could be relatively exciting. Toyota's hottest model in Japan, and probably also in Asia, is the "Vitz." The "Vitz" is manufactured by Toyoda.

THE ROLE OF ACCOUNTING IN SECURITY ANALYSIS

Corporate reporting of "the numbers" has become so important, and so publicized, it might be helpful to TAVF stockholders if I commented briefly about how the Fund's management uses, and thinks, about financial statements prepared in accordance with Generally Accepted Accounting Principles, or GAAP. TAVF is quite different from most others in how the Fund makes use of financial information.

First, financial statements are always of utmost importance in the TAVF scheme of things. This, perhaps, may be the most significant reason why Third Avenue has never been involved with pure play internet issues. Here, corporate numbers don't seem to count at all. The only important thing seems to be to gauge short-term investor psychology - something to which TAVF management pays scant attention.

GAAP figures can serve two different roles for outside passive minority investors. First, an accounting number - usually earnings per share - is a tool to be used to help predict the price at which a common stock will sell in markets just ahead. Alternatively, all accounting numbers - the whole bookkeeping cycle - are tools to be used to give an investor objective benchmarks, clues to aid him or her in understanding a business and its dynamics.

The vast majority of analysts seem to view GAAP only in its first role, as a tool to be used to help predict the price at which a common stock will sell in the period just ahead. The regulators, whether governmental as embodied in the Securities and Exchange Commission, or private as embodied in the Financial Accounting Standards Board, seem to share the same view wholeheartedly. Estimating the market impact of accounting numbers is what counts for them. Thus, there is a primacy of the income account. There has to be as accurate a statement as possible of quarterly reports of income from operations; Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA"); and Earnings Per Share ("EPS"). The focus is on an income account, or flow, number with full attention paid to what the numbers ARE, as reported, rather than what the numbers MEAN.

Third Avenue belongs to the second school in its use of GAAP. TAVF believes that financial accounts are essential tools giving analysts objective benchmarks, clues that will aid in understanding a business and its dynamics. In equity analysis, accounting cannot, and should not, be expected to tell real world Truths. Rather, the limiting assumptions of GAAP -- for example, depreciation is based on original cost rather than current value -- means that what the numbers are, are not what economic TRUTH IS. Additionally, if one wants to understand a business and its dynamics, one has to focus on a considerably greater number of factors than merely flows - whether income from operations, EBITDA or EPS. Equally important, and usually more important than flows, in a TAVF analysis is the quality of resources existing in a business and the quantity of resources (relative to the price being paid for a common stock) existing in a business. Quality of resources and quantity of resources are essentially balance sheet, rather than flow, considerations. Further,

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                                       4
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in a TAVF analysis, there is no primacy of anything such as earnings, but rather a realization that any number within the whole "ball of wax" can be important. Every accounting number is a function of, derived from, and modified by other accounting numbers. The analytical techniques used by Third Avenue, while different from those that seem to be used by most money managers, seem to be quite similar to those used by most investors in control, or interested in obtaining control, of companies.

Against this background, it seems productive to examine a couple of controversies existing in the accounting profession today: 1) how to expense the issuance of common stocks in acquisitions or the issuance of common stock equivalents such as options to executive and employees; and 2) how to account for corporate acquisitions - purchase accounting vs. pooling of interest accounting.

In a TAVF analysis, a company is a stand-alone for accounting purposes and its books and records affect what exists in the company and what is happening to the company. As far as the Fund is concerned, corporate accounting, per se, should not, in any way, be related to common stock prices of particular corporations. There is a great hue and cry in the financial world stating that companies ought to charge as an expense against the income account the market value of securities such as executive stock options issued as management compensation. This charge against the income account should equal charges for cash payments to management, such as for salaries and bonuses.

This point of view seems to be arrant nonsense for the purpose of any fundamental analysis, especially because the company ought to be viewed as a stand-alone separate and apart from its shareholders. Obviously, the effects on a company are quite different when the company has to make a cash payment (or distribute other assets) compared with when a company issues new common stock or common stock equivalents. The payment of cash by a company diminishes the company's assets quantitatively and perhaps qualitatively as well. In contrast, the issuance of new common stock, where a company pays no dividends, does not affect the company directly but rather results in a dilution of ownership. Dilution of ownership is a stockholder problem, not a company problem. Ownership dilution can only have a cost to the company if it results in the issuer having less attractive access to capital markets than would otherwise be the case. Potentially less attractive access to capital markets is a difficult thing to measure for a company. In contrast - the cost of cash outlays are easy to measure for a company. Measurement of the true cost of stock options is not something that ought to be part of GAAP, in part because measurement is so difficult. The true cost to a company of stock options ought to be estimated by security analysts, not determined by accountants.

In connection with the issuance of stock options, their cost probably ought not to be measured by the imputed market value of the stock option, whether the one who measures such cost is an analyst or an accountant. The market value of the stock option to the recipient may well reflect the value of that option to the recipient. The value of a benefit to an optionee, however, has no necessary relationship to the cost to the company to bestow that benefit. It's as if an employee receives an item of inventory from the company which cost the company $10 and has a retail selling price of $50; and, therefore, the company's income account is charged $50, the value of the inventory item to the recipient rather than the company's $10 cost.

In purchase accounting, the acquiring company is deemed, for valuation purposes, to have paid a cash consideration for the acquired entity even though the consideration paid can consist of cash, debt securities and equity securities. The premium as so measured paid over an adjusted book value of the net assets acquired is deemed to be purchase goodwill. Purchase goodwill is amortized in not over 40 years (soon to be reduced to 20 years) by periodic charges to the acquiring company's income account. Pooling can take place when certain requirements are met, among which are that an acquisition include only exchanges of common stocks for common stocks between, or among, merging com-

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panies.  In a pooling,  old  accounts  are  consolidated  as they appear on each entity's books and no purchase goodwill is created. Pooling accounting is soon to be banned.

From a TAVF point of view, both purchase accounting and pooling accounting have merit. If the analyst wants clues only as to how to appraise an entity as a strict going concern engaged in day-to-day operations, pooling tends to fill the bill. On the other hand, if managements are to be appraised as investors as well as operators, purchase accounting gives additional clues, to wit, the amount of premium paid over an adjusted book value. Either approach to an analysis can be legitimate. Neither purchase nor pooling ought to be expected to tell economic Truth. That is for the analyst to determine for himself or herself using the clues provided by purchase or pooling, as well as financial accounting in general. It seems as if the accounting profession has now got it right in solving the purchase vs. pooling controversy. Commencing next year, only purchase accounting will be used, but companies will report two results - one with a periodic charge for goodwill deducted as an expense and one without any expense deduction for goodwill. The authorities, in connection with this issue, and other pronouncements as well, seem to be waking up to the GAAP fact of life that there is no "holy grail," i.e., that there never can exist just one number, presumably EPS, that reflects a universal TRUTH.

It is not that quarterly earnings or EPS are ever unimportant for TAVF. They are important when they provide clues that a permanent impairment of capital may be taking place. Permanent impairments are much more likely to occur for companies which are poorly financed. These are just the sorts of companies in whose equities Third Avenue does not invest.

In terms of what the numbers MEAN rather than what the numbers are, it may be constructive to examine what the numbers may mean for Tejon and Toyoda. Basically what Tejon management seems to be creating in its real estate activities is unrealized appreciation. Unrealized appreciation for assets, other than marketable securities, is never reflected in financial statements. Therefore, the reported earnings figures for Tejon, which is well financed, do not mean a lot. One has to look well beyond them to understand the Tejon business and its dynamics.

A number of brokerage house analyses of Toyoda focus on the fact that Toyoda Common sells at over 50 times reported earnings; none seem to focus on the Toyoda net asset value as measured by market prices for its huge securities portfolio. In these brokerage house analyses, what the earnings number IS, and is projected TO BE in the period ahead seem to be key. Not one of these analyses picked up the fact that the Toyoda income account and EPS reflects only dividends received from the common stocks of portfolio companies, including Toyota Common. If Toyoda used "look through" accounting where, besides dividends, the Toyoda income account also included Toyoda's equity in the undistributed earnings attributable to the common stocks of portfolio companies, then the PE ratio would be materially more modest than 50 times earnings. Also, Toyoda reflects in its income account its share of losses being incurred in the Sony LCD venture. Assuming that the Sony LCD venture is promising, a reasonable analyst might conclude that it makes better business sense to capitalize, rather than expense, those losses for purposes of a valuation analysis.

I shall  write you again when the 1999  Annual  Report is  published.

Sincerely yours,

/s/Martin J. Whitman
--------------------
Martin J. Whitman
Chairman of the Board


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                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT JULY 31, 1999
                                   (UNAUDITED)


                     PRINCIPAL                                                                        % OF
                     AMOUNT ($)   ISSUES                                                   VALUE    NET ASSETS
----------------------------------------------------------------------------------------------------------------
BANK AND OTHER DEBT - 1.19%
Oil Services         1,267,336    Cimarron Petroleum Corp. (c) (d)                    $ 1,286,561     0.10%
                                                                                      -----------
Retail                 295,370    Lechmere, Inc. Trade Claim (a) (c)                       35,444
                    13,266,207    Montgomery Ward Series I 8.37%, 7/15/02 (a) (c) *     3,349,717
                     8,646,766    Montgomery Ward Series C 9.24%, 3/15/03 (a) (c) *     2,183,308
                    10,059,333    Montgomery Ward Series F 9.81%, 3/15/03 (a) (c) *     2,539,982
                    26,606,561    Montgomery Ward Trade Claim (a) (c)                   6,784,673
                                                                                      -----------
                                                                                       14,893,124     1.09%
                                                                                      -----------
                                  TOTAL BANK AND OTHER DEBT
                                  (Cost $22,441,040)                                   16,179,685
                                                                                      -----------
----------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 1.56%
Medical Management  44,140,000    PhyMatrix Corp. 6.75%, due 6/15/03                   21,297,550     1.56%
                                                                                      -----------
Services
                                  TOTAL CONVERTIBLE BONDS
                                  (Cost $22,827,935)                                   21,297,550
                                                                                      -----------
----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 0.64%
Bermuda Based
Financial            7,500,000    CGA Special Account Trust (b) (c)                     7,500,000     0.55%
                                                                                      -----------
Institutions
Industrial           8,000,000    Hechinger Co. 9.45%, due 11/15/12 *                   1,200,000     0.09%
                                                                                      -----------
                                  TOTAL CORPORATE BONDS
                                  (Cost $8,522,100)                                     8,700,000
                                                                                      -----------
                        SHARES
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 91.09%
Annuities & Mutual
Fund                   163,300    John Nuveen & Co., Inc. Class A                       6,695,300
Management & Sales     518,600    Liberty Financial Companies, Inc.                    14,261,500
                                                                                      -----------
                                                                                       20,956,800     1.54%
                                                                                      -----------
Apparel Manufacturers  150,000    Kleinerts, Inc. (a) (c)                               1,800,000     0.13%
                                                                                      -----------
Bermuda Based        3,341,703    CGA Group, Ltd. (a) (b) (c)                           2,925,995
Financial
Institutions            91,999    Cobalt Holdings, LLC (c)                                    920
                       118,449    ESG Re, Ltd. (a)                                      1,821,153

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                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 1999
                                   (UNAUDITED)



                                                                                                        % OF
                         SHARES     ISSUES                                                 VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Bermuda Based            110,917    LaSalle Re Holdings, Ltd.                           $ 1,809,334
Financial Institutions 1,064,516    St. George Holdings, Ltd. Class A (a) (b) (c)           106,451
(continued)                9,044    St. George Holdings, Ltd. Class B (a) (b) (c)               905
                                                                                        -----------
                                                                                          6,664,758     0.49%
                                                                                        -----------
Building Products        168,900    Cummins Engine Co., Inc.                             10,925,719
& Related                125,400    Tecumseh Products Co. Class A (b)                     8,103,975
                         417,300    Tecumseh Products Co. Class B (b)                    24,620,700
                                                                                        -----------
                                                                                         43,650,394     3.20%
                                                                                        -----------
Business Development      72,445    Capital Southwest Corp.                               5,650,710     0.41%
                                                                                        -----------
Companies
Computerized Trading     223,600    Investment Technology Group, Inc.                     7,923,825     0.58%
                                                                                        -----------
Computers, Networks      100,000    3Com Corp. (a)                                        2,412,500     0.18%
                                                                                        -----------
& Software
Depository Institutions   53,000    Astoria Financial Corp.                               2,017,312
                         218,500    Carver Bancorp, Inc. (b)                              2,021,125
                          39,500    CNY Financial Corp.                                     543,125
                          61,543    Commercial Federal Corp.                              1,430,875
                         197,307    Golden State Bancorp., Inc. (a)                       4,365,417
                          53,480    Golden State Bancorp., Inc. Warrants, 9/17/00 (a)       648,445
                         197,307    Golden State Bancorp, Inc. Litigation Tracking
                                    Warrants (a)                                            308,292
                          60,000    Letchworth Independent Bancshares Corp.                 828,750
                          69,566    Peoples Heritage Financial Group, Inc.                1,256,536
                                                                                        -----------
                                                                                         13,419,877     0.98%
                                                                                        -----------
Financial Insurance      200,000    Ambac Financial Group, Inc.                          11,125,000
                         133,900    Capital Re Corp.                                      1,799,281
                         608,500    Enhance Financial Services Group, Inc.               12,626,375
                       1,000,000    Financial Security Assurance Holdings, Ltd.          52,562,500
                         394,673    MBIA Inc.                                            22,595,029
                                                                                        -----------
                                                                                        100,708,185     7.39%
                                                                                        -----------

--------------------------------------------------------------------------------
                                       8
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                                [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 1999
                                   (UNAUDITED)



                                                                                                       % OF
                       SHARES     ISSUES                                                 VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Food Manufacturers     328,000    J & J Snack Foods Corp. (a)                         $ 7,872,000
& Purveyors            197,200    Sbarro, Inc.                                          5,423,000
                       109,100    Weis Markets, Inc.                                    4,118,525
                                                                                      -----------
                                                                                       17,413,525     1.28%
                                                                                      -----------
Industrial Equipment   215,100    Alamo Group, Inc.                                     1,935,900     0.14%
                                                                                      -----------
Industrial - Japan   2,200,000    Toyoda Automatic Loom Works, Ltd.                    40,770,941     2.99%
                                                                                      -----------
Insurance Holding      200,678    ACMAT Corp. Class A (a) (b)                           2,608,814
Companies              803,669    Danielson Holding Corp. (a) (b) (c)                   5,977,288
                       376,800    Leucadia National Corp.                               8,171,850
                       432,300    Risk Capital Holdings, Inc. (a)                       6,052,200
                         5,490    Sen-Tech International Holdings, Inc. (a) (c)         3,294,000
                        50,000    White Mountains Insurance Group Inc.                  6,612,500
                                                                                      -----------
                                                                                       32,716,652     2.40%
                                                                                      -----------
Manufactured Housing    89,000    Liberty Homes, Inc. Class A                             856,625
                        40,000    Liberty Homes, Inc. Class B                             377,500
                                                                                      -----------
                                                                                        1,234,125     0.09%
                                                                                      -----------
Medical Supplies       145,500    Analogic Corp.                                        4,983,375
& Services             342,300    Datascope Corp. (a)                                  11,894,925
                       773,000    Hologic, Inc. (a) (b)                                 4,299,813
                       554,950    Prime Medical Services, Inc. (a)                      4,231,494
                       913,900    Protocol Systems, Inc. (a) (b)                        7,196,963
                        90,750    St. Jude Medical, Inc. (a)                            3,374,766
                                                                                      -----------
                                                                                       35,981,336     2.64%
                                                                                      -----------
Natural Resources &  1,160,000    Alexander & Baldwin, Inc.                            29,326,250
Real Estate            179,600    Catellus Development Corp. (a)                        2,851,150
                        31,000    Consolidated-Tomoka Land Co.                            478,562
                       550,000    Forest City Enterprises, Inc. Class A                14,437,500
                         7,500    Forest City Enterprises, Inc. Class B                   202,031


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                                       9
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
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                                [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 1999
                                   (UNAUDITED)



                                                                                                            % OF
                         SHARES     ISSUES                                                   VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Natural Resources &       955,000   Imperial Credit Commercial Mortgage Investment Corp.  $ 10,505,000
Real Estate (continued) 1,180,336   Koger Equity, Inc.                                      21,246,048
                           14,600   LNR Property Corp.                                         320,288
                              846   Public Storage, Inc.                                        21,732
                          238,200   St. Joe Co.                                              5,955,000
                        3,045,508   Tejon Ranch Co. (b) (c)                                 89,652,142
                                                                                          ------------
                                                                                           174,995,703    12.83%
                                                                                          ------------
Non-Life Insurance-Japan 7,319,000   Mitsui Marine & Fire Insurance Co., Ltd.               39,127,432
                         6,056,000   The Chiyoda Fire & Marine Insurance Co., Ltd.          21,918,109
                         5,242,000   The Nissan Fire & Marine Insurance Co., Ltd.           16,000,523
                         3,246,000   The Sumitomo Marine & Fire Insurance Co., Ltd. (a)     20,891,711
                         1,020,800   The Tokio Marine & Fire Insurance Co., Ltd.,
                                     Sponsored ADR                                          59,716,800
                         3,000,000   The Yasuda Fire & Marine Insurance Co., Ltd.           18,314,220
                                                                                          ------------
                                                                                           175,968,795    12.90%
                                                                                          ------------
Oil Services               500,000   Nabors Industries, Inc. (a)                            11,656,250     0.86%
                                                                                          ------------
Paper & Related
Products               126,605,679   Repap Enterprises Inc. (a) (b)                          7,722,946     0.57%
                                                                                          ------------
Security Brokers,          223,600   Jefferies Group, Inc.                                   6,456,450
Dealers &                  893,332   Legg Mason, Inc.                                       31,266,620
Flotation Companies      1,086,250   Raymond James Financial, Inc.                          23,286,484
                                                                                          ------------
                                                                                            61,009,554     4.47%
                                                                                          ------------
Semiconductor             400,000    Applied Materials, Inc. (a)                            28,775,000
Equipment Manufacturers 1,748,000    AVX Corp.                                              54,843,500
and Related             1,004,500    C.P. Clare Corp. (a) (b)                                7,031,500
                        1,600,300    Electro Scientific Industries, Inc. (a) (b)            61,011,437
                        1,882,500    Electroglas, Inc. (a) (b)                              35,532,187
                        2,820,900    FSI International, Inc. (a) (b)                        20,804,137
                          631,700    GaSonics International Corp. (a)                        8,764,838


--------------------------------------------------------------------------------
                                       10
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
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                                [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 1999
                                   (UNAUDITED)

                                                                                                        % OF
                         SHARES     ISSUES                                                 VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Semiconductor            369,200    KLA-Tencor Corp. (a)                             $   25,013,300
Equipment Manufacturers  376,400    Lam Research Corp. (a)                               20,843,150
and Related (continued)  300,000    Photronics, Inc. (a)                                  8,437,500
                       4,234,800    Silicon Valley Group, Inc. (a) (b)                   54,523,050
                       1,425,100    SpeedFam-IPEC, Inc. (a)                              14,028,328
                         663,200    Veeco Instruments, Inc. (a)                          19,357,150
                                                                                     --------------
                                                                                        358,965,077    26.32%
                                                                                     --------------
Small-Cap Technology     108,750    AFC Cable Systems, Inc. (a)                           4,139,297
                         230,000    Evans & Sutherland Computer Corp. (a)                 3,105,000
                         424,000    Hypercom Corp. (a)                                    3,895,500
                         154,800    Integrated Systems, Inc. (a)                          1,548,000
                         412,200    Planar Systems, Inc. (a)                              2,782,350
                         612,000    Texas Micro, Inc. (a)                                 4,896,000
                         306,900    Vertex Communications Corp. (a) (b)                   3,797,888
                                                                                     --------------
                                                                                         24,164,035     1.77%
                                                                                     --------------
Title Insurance        3,075,000    First American Financial Corp.                       51,121,875
                       1,951,400    Stewart Information Services Corp. (b)               43,296,688
                                                                                     --------------
                                                                                         94,418,563     6.93%
                                                                                     --------------
                                    TOTAL COMMON STOCKS AND WARRENTS
                                    (Cost $891,586,210)                               1,242,140,451
                                                                                     --------------
----------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 1.58%
Bermuda Based            581,563    CGA Group, Ltd., Series A (b) (c)                    14,539,076
Financial Institutions 6,045,667    CGA Group, Ltd., Series C (b) (c)                     7,039,176
                                                                                     --------------
                                                                                         21,578,252     1.58%
                                                                                     --------------
Insurance Companies        4,775    Ecclesiastical Insurance, 8.625%                          9,653     0.00%
                                                                                     --------------
                                    TOTAL PREFERRED STOCK
                                    (Cost $19,364,429)                                   21,587,905
                                                                                     --------------


--------------------------------------------------------------------------------
                                       11
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
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                                [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 1999
                                   (UNAUDITED)


                       SHARES OR
                       INVESTMENT
                       AMOUNT                                                                             % OF
                       SHARES        ISSUES                                                 VALUE     NET ASSETS
----------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS - 1.22%
Bermuda Based          $2,215,000    ESG Partners, LP (c)                               $ 1,757,691     0.13%
                                                                                        -----------
Financial Institutions
Financial Insurance   $15,000,000    American Capital Access Holdings, LLC (c)           15,000,000
                         $570,000    Insurance Partners II Equity Fund, LP (c)              570,000
                                                                                        -----------
                                                                                         15,570,000     1.14%
                                                                                        -----------
Foreign Currency Swap $50,000,000    Bear Stearns Currency Swap,
Contracts                            Termination Date10/26/99 (c) (e)                    (2,465,211)
                      $90,000,000    Bear Stearns Currency Swap,
                                     Termination Date 4/22/00 (c) (f)                    (1,912,977)
                                                                                        -----------
                                                                                         (4,378,188)   -0.32%
                                                                                        -----------
Foreign Option
 Contracts            $15,000,000    Japanese Yen January 2000 Put Options (c) (g)           56,438     0.00%
                                                                                        -----------
Insurance Holding      $3,667,341    Head Insurance Investors LP (c)                      3,667,341
Companies                     100    HIPI Holdings, Inc. (c)                                      0
                                                                                        -----------
                                                                                          3,667,341     0.27%
                                                                                        -----------
                                     TOTAL OTHER INVESTMENTS
                                     (Cost $23,174,789)                                  16,673,282
                                                                                        -----------


----------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 2.63%
Repurchase Agreements $34,458,983    Bear Stearns 5.06%, due date August 2, 1999 (h)     34,458,983     2.53%
                                                                                        -----------
U.S. Treasury Bills    $1,388,000    U.S. Treasury Bill 4.39%, 11/12/99 (i)               1,369,870     0.10%
                                                                                        -----------
                                     TOTAL SHORT TERM INVESTMENTS
                                     (Cost $35,829,966)                                  35,828,853
                                                                                        -----------


--------------------------------------------------------------------------------
                                       12
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                                [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 1999
                                   (UNAUDITED)

----------------------------------------------------------------------------------------------------------------
                                  TOTAL INVESTMENT PORTFOLIO - 99.91%
                                  (Cost $1,023,746,469)                            $1,362,407,726
                                                                                   --------------
                                  CASH AND OTHER ASSETS
                                  LESS LIABILITIES - 0.09%                              1,222,669
                                                                                   --------------
                                  NET ASSETS - 100.00%                             $1,363,630,395
                                                                                   ==============
                                  (Applicable to 40,363,982
                                  shares outstanding)

                                  NET ASSET VALUE PER SHARE                                $33.78
                                                                                           ======

Notes:
(a) Non-income producing securities.
(b) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(c) Restricted/fair valued securities.
(d) Interest accrued at a current rate of prime + 2%.
(e) The Fund is selling 6.0 billion Yen and paying an interest rate of 0.14% in exhange for 50 million U.S. Dollars and an interest rate of 4.63%.
(f) The Fund is selling 10.6 billion Yen and paying an interest rate of 0.22% in exhange for 90 million U.S. Dollars and an interest rate of 5.18%.
(g) 15 million U.S. Dollar notional amount may be exercised on January 10, 2000 to sell 1.9 billion Japanese Yen at a strike price of 125.00.
(h) Repurchase agreement collateralized by:
    U.S. Treasury Strips, par value $10,530,000, 5.18%, matures 2/15/00: market value $10,243,689.
    U.S. Treasury Strips, par value $17,690,000, 6.59%, matures 5/15/15: market value $6,412,625.
    U.S. Treasury Strips, par value $13,977,000, 6.38%, matures 8/15/24: market value $2,956,974.
    U.S. Treasury Strips, par value $63,655,000, 6.53%, matures 11/15/21: market value $15,535,639.
(i) Security segregated for future Fund commitments.
 *  Issuer in default.
ADR: American Depository Receipt.


--------------------------------------------------------------------------------
                                       13
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
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                                [GRAPHIC OMITTED]

                        THIRD AVENUE SMALL-CAP VALUE FUND

Dear Fellow Shareholders:

At July 31, 1999, the end of the third fiscal quarter of 1999, the unaudited net asset value attributable to the 12,120,515 common shares outstanding of Third Avenue Small-Cap Value Fund ("Small-Cap Value" or the "Fund") was $11.64, compared with the Fund's unaudited net asset value at April 30, 1999 of $11.06. At August 25, 1999, the unaudited net asset value was $11.57.

QUARTERLY ACTIVITY

During the quarter, Small-Cap Value added to four of its 40 existing positions, and reduced or eliminated its holdings in four companies. At July 31, 1999, Small-Cap Value held positions in 38 companies, the top 10 positions of which accounted for approximately 41% of the Fund's net assets. At quarter's end, approximately 8% of the Fund's assets were in cash.

NUMBER OF SHARES                    INCREASES IN EXISTING POSITIONS
29,100                              Evans & Sutherland Computer Corp.
                                    Common Stock ("E&S Common")
7,500                               First American Financial Corp.
                                    Common Stock
                                    ("First American Common")
18,500                              Gleason Corp. Common Stock
                                    ("Gleason Common")
57,000                              LaSalle Re Holdings, Ltd.
                                    Common Stock ("LaSalle Common")

                                    POSITIONS ELIMINATED OR REDUCED
80,600                              Boston Communications Group, Inc.
                                    Common Stock ("BCG Common")
167,400                             Glenayre Technologies, Inc. Common Stock
                                    ("Glenayre Common")
16,000                              Hologic, Inc. Common Stock
                                    ("Hologic Common")
50,000                              PictureTel Corp. Common Stock
                                    ("PictureTel Common")


--------------------------------------------------------------------------------
                                       14
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
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                                [GRAPHIC OMITTED]

Small-Cap Value remained tight with the purse strings, choosing not to add any new ideas during the quarter. The additions to existing positions have all been discussed in previous letters. Therefore, most of my commentary concerns the Fund's sales of existing positions, an activity the Fund undertakes very reluctantly. The Fund's remaining position in Boston Communications stock was sold at prices around $12 per share, more than double the Fund's average cost. At $12 per share, BCG Common appeared fully valued, particularly as the company's business faces new and potentially difficult challenges. In essence, the Fund elected to take money out of a fully-priced holding - one with measurably greater investment risk - and hold the cash for future allocation to a "safe and cheap" situation.

The Fund also sold its remaining positions in Glenayre Common and PictureTel Common, and continued to reduce its position in Hologic Common. Each of these investments developed unacceptable flaws, translating to permanent impairments of capital. In the case of Glenayre, the company made a bad acquisition and has watched the quality of its balance sheet deteriorate substantially since our initial purchase. PictureTel, once the leader in the videoconferencing industry, dissipated much of its resources and is trying to shift its business model radically. Hologic experienced disappointing sales of its osteoporosis diagnostic systems. It recently made an expensive acquisition in an unrelated business, increasing the risk profile of the business.

One of the great risks in selling, of course, is that business values are dynamic. With the right formula, a company will tend to grow its business value over time, with that value eventually surfacing in either the public stock market or the private markets, values that a seller forgoes. Mindful of this dynamic, sales of portfolio holdings - from a Third Avenue perspective - can be attributed to one or more of four factors, the first three of which concern investment risk and the last of which is a portfolio consideration.

In order of importance, these are: (1) the company dissipates its resources (resulting in a permanent impairment of capital); (2) our original analysis was flawed (either with regard to the business or pricing the security); (3) the stock becomes grossly overvalued (diminishing the margin of safety); or (4) the portfolio has needs (e.g., raising cash or improving tax consequences).

The Fund's sales this quarter reflect a combination of these factors, and perhaps a bit more. In addition, the sales reflect an effort to improve the overall quality of the portfolio by (a) more narrowly focusing on our best ideas, consistent with our views about concentrated portfolios and (b) maintaining a targeted level of cash (on the order of 5% to 10% of assets) that serves as the "dry powder" when appropriate targets of opportunity arise.

I look forward to writing you again at the end of our fiscal year ending October 31, 1999.

Sincerely,

/s/ Curtis Jensen
-----------------
Curtis Jensen
Co-manager, Third Avenue Small-Cap Value Fund


--------------------------------------------------------------------------------
                                       15
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                                [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT JULY 31, 1999
                                   (UNAUDITED)

                                                                                                       % OF
                         SHARES    ISSUES                                                 VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 91.94%
Bermuda Based Financial  99,500    LaSalle Re Holdings, Ltd.                           $ 1,623,094     1.15%
                                                                                       -----------
Institutions
Construction-Japan      431,900    Sawako Corp., Sponsored ADR (b)                       2,645,388     1.87%
                                                                                       -----------
Financial Insurance     135,800    Capital Re Corp.                                      1,824,812
                         60,300    Financial Security Assurance Holdings Ltd.            3,169,519
                        113,324    MBIA Inc.                                             6,487,797
                                                                                       -----------
                                                                                        11,482,128     8.14%
                                                                                       -----------
Industrial Equipment    286,600    Alamo Group, Inc.                                     2,579,400
                        161,600    Gleason Corp. (b)                                     2,605,800
                                                                                       -----------
                                                                                         5,185,200     3.67%
                                                                                       -----------
Life Insurance          179,000    FBL Financial Group, Inc. Class A                     3,635,938     2.58%
                                                                                       -----------
Manufactured Housing    184,300    Skyline Corp.                                         5,586,594     3.96%
                                                                                       -----------
Media                   139,700    ValueVision International, Inc. Class A (a)           3,667,125     2.60%
                                                                                       -----------
Medical Supplies         68,000    Hologic, Inc (a)                                        378,250
& Services              278,000    Protocol Systems, Inc. (a)                            2,189,250
                                                                                       -----------
                                                                                         2,567,500     1.82%
                                                                                       -----------
Natural Resources &     187,500    Alexander & Baldwin, Inc.                             4,740,234
Real Estate             241,400    Alico, Inc.                                           3,983,100
                        238,500    Avatar Holdings, Inc. (a) (b)                         4,501,687
                        126,900    Cabot Industrial Trust (b)                            2,585,587
                        234,300    Deltic Timber Corp.                                   5,711,062
                        206,000    Koger Equity, Inc.                                    3,708,000
                        200,000    Tejon Ranch Co. (d)                                   5,887,500
                      1,104,700    The TimberWest Forest Corp. (Canada)                  8,653,960
                                                                                       -----------
                                                                                        39,771,130    28.19%
                                                                                       -----------
Non-Life              2,425,000    The Nissan Fire & Marine
Insurance-Japan                    Insurance Co., Ltd.                                   7,401,997     5.25%
                                                                                       -----------

--------------------------------------------------------------------------------
                                       16
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
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                                [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 1999
                                   (UNAUDITED)

                                                                                                       % OF
                         SHARES    ISSUES                                                 VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Paper & Related      13,000,000    Repap Enterprises Inc. (a)                         $    793,000     0.56%
                                                                                      ------------
Products
Retail                  426,100    HomeBase, Inc. (a) (b)                                2,210,394
                        261,700    Value City Department Stores, Inc. (a)                3,222,181
                                                                                      ------------
                                                                                         5,432,575     3.85%
                                                                                      ------------
Semiconductor           520,000    C.P. Clare Corp. (a) (c)                              3,640,000
Equipment Manufacturers 154,500    Electroglas, Inc. (a)                                 2,916,188
and Related             417,400    FSI International, Inc. (a)                           3,078,325
                        164,200    Silicon Valley Group, Inc. (a)                        2,114,075
                        309,200    SpeedFam-IPEC, Inc. (a)                               3,043,688
                                                                                      ------------
                                                                                        14,792,276    10.49%
                                                                                      ------------
Technology              275,000    ACT Networks, Inc. (a)                                4,279,687
                         25,000    Bel Fuse, Inc. Class A (a)                              796,875
                         40,700    Bel Fuse, Inc. Class B (a)                            1,134,512
                        326,900    Centigram Communications Corp. (a) (c)                2,942,100
                        187,400    Evans & Sutherland Computer Corp. (a)                 2,529,900
                        370,300    Planar Systems, Inc. (a) (b)                          2,499,525
                        101,500    Rofin-Sinar Technologies, Inc. (a) (b)                  685,125
                        490,600    SpecTran Corp. (a) (c)                                4,354,075
                        108,400    Xircom, Inc. (a)                                      3,462,025
                                                                                      ------------
                                                                                        22,683,824    16.08%
                                                                                      ------------
Title Insurance         146,500    First American Financial Corp.                        2,435,563     1.73%
                                                                                      ------------

                                   TOTAL COMMON STOCKS
                                   (Cost $138,332,606)                                 129,703,332
                                                                                      ------------

--------------------------------------------------------------------------------
                                       17
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
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                                [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 1999
                                   (UNAUDITED)

                       PRINCIPAL                                                                        % OF
                       AMOUNT($)   ISSUES                                                 VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS - 0.01%
Foreign Option
Contracts              6,500,000   Japanese Yen February 2000 Put Options (d) (e)     $     16,250     0.01%
                                                                                      ------------
                                   TOTAL OTHER INVESTMENTS
                                   (Cost $217,750)                                          16,250
                                                                                      ------------
----------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 8.01%
Repurchase Agreements 11,301,688  Bear Stearns 5.06%, due date August 2, 1999 (f)       11,301,688     8.01%
                                                                                      ------------
                                  TOTAL SHORT TERM INVESTMENTS
                                  (Cost $11,301,688)                                    11,301,688
                                                                                      ------------
                                  TOTAL INVESTMENT PORTFOLIO - 99.96%
                                  (Cost $149,852,044)                                  141,021,270
                                                                                      ------------
                                  CASH AND OTHER ASSETS
                                  LESS LIABILITIES - 0.04%                                  55,063
                                                                                      ------------
                                  NET ASSETS - 100.00%                                $141,076,333
                                  (Applicable to 12,120,515                           ============
                                  shares outstanding)

                                  NET ASSET VALUE PER SHARE                                $11.64
                                                                                           ======

Notes:
(a) Non-income producing securities.
(b) Securities in whole or in part on loan.
(c) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(d) Restricted/fair valued securities.
(e) 6.5 million U.S. Dollar notional amount may be exercised on February 23, 2000 to sell 854.8 million Japanese Yen at a strike price of 131.50.
(f) Repurchase agreement collateralized by:
    Countrywide Home Loans, Inc., par value $6,039,149, 9.67%, matures 11/15/28: market value $4,486,083.
    Residential Asset Securitization Trust, par value $5,708,645, 6.50%, matures 10/25/13: market value $4,788,734.
    GE Capital Mortgage Services, Inc., par value $6,302,950, 9.61%, matures 10/25/28: market value $280,442.
    Residential Funding Mortgage Securities I, par value $7,290,000, 9.25%, matures 10/25/28: market value $1,382,355.
    PNC Mortgage Securities Corp., par value $3,860,000, 6.50%, matures 1/25/29: market value $593,167.
ADR: American Depository Receipt.

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                                       18
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                                [GRAPHIC OMITTED]

                          THIRD AVENUE HIGH YIELD FUND

Dear Fellow Shareholders:

At July 31, 1999, the unaudited net asset value attributable to the 885,541 common shares outstanding of the Third Avenue High Yield Fund ( the "Fund") was $9.89 per share. On June 30, 1999, the most recent dividend date, the Fund paid $0.167 per share in dividends, representing income received from the Fund's holdings of fixed income securities. Since the end of the Fund's last fiscal year, ending on October 31, 1998, when the Fund's net asset value was $8.50, a total of $0.517 per share has been paid in dividends. On April 30, 1999, the last day of the Fund's second quarter, the net asset value per share was $9.41. At August 25, 1999, the net asset value per share was $9.87.

QUARTERLY ACTIVITY

During the third quarter of fiscal 1999, the Fund eliminated three positions, reduced one position, and established two new positions, as shown below.

PAR VALUE
OR
NUMBER OF SHARES              POSITIONS ELIMINATED
6,000 shares                  Budget Group Capital Trust 144A 6.25%, due 6/15/05
5,000 shares                  Coltec Capital Trust 144A 5.25%, due 4/15/28
$500,000                      Webb (Del E.) Corp. 10.25%, due 2/15/10

                              REDUCTION IN EXISTING POSITION
$250,000                      MidAmerican Energy Holdings Co.
                              8.48%, due 9/15/28

Our holding of Coltec Capital Trust preferred shares was sold at a valuation level which reflected its then pending acquisition of this maker of aerospace and industrial products by B.F. Goodrich. We felt we could better reinvest the assets in other high yielding issues. The position of bonds issued by the major home builder Del Webb Corp. was eliminated in order to invest the proceeds in issues of companies which we judged to offer a more likely possibility of
capital   appreciation,   along  with  high  current  income.

Our position in MidAmerican Energy bonds was reduced, subsequent to an upgrade in its bond ratings from speculative grade Ba1/BB+ to investment grade Baa3/BBB-by the two major rating services Moody's and Standard & Poors. We felt a smaller holding would more appropriately reflect our outlook for this improved electric and gas utility credit.

--------------------------------------------------------------------------------
                                       19
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                                [GRAPHIC OMITTED]

PAR VALUE                          NEW POSITIONS ACQUIRED
$500,000                           Safeguard Scientifics, Inc. 144A 5.00%
                                   due 6/15/06

$100,000                           Adaptive Broadband Corp. 5.25%, due 12/15/03

Safeguard Scientifics is a diversified information technology holding company established in 1953. Since the 1980's, it has identified, acquired, operated and managed information technology companies. At the present time, Safeguard Scientifics is focusing on internet related opportunities in e-commerce, enterprise applications, and network infrastructure activities. It currently holds interests in 28 partnership companies and eight private equity funds, which together have investments in over 100 enterprises.

The company generally acquires ownership interests in corporations that allow Safeguard Scientifics to have a significant influence over their direction and management by establishing a team to work closely with the managers. Typically, it is the largest shareholder in its partnership companies.

Adaptive Broadband Corp. was, historically, a supplier of communications products for the defense industry. After several corporate reorganizations, it has sold its defense business and is now focusing on wireless communications products, particularly those products used in high growth internet applications. Its satellite communications division makes products for major international telecommunications companies. Its terrestrial division produces radios and related products for wireless communications companies to transmit voice and data.

PORTFOLIO STRUCTURE

The table below lists our largest concentrations for the portfolio as of July 31, 1999, reflecting our emphasis on industries which we feel represent attractive value.

INDUSTRY                           PERCENTAGE OF TOTAL ASSETS
--------                           --------------------------
Telecommunications                          16.88%

Semiconductor capital equipment             15.07%

Diversified technology                      14.13%

Energy                                       7.01%

Electric and gas utilities                   6.92%

Our weightings in telecommunications, semiconductor capital equipment, and other technology companies have increased moderately over the quarter, owing to capital appreciation in those holdings. This increase in value reflects an optimistic outlook for these industries over the next few years, as they continue to grow much faster than the general economy.

As discussed above, over the quarter, we decreased somewhat our holdings in real estate and electric utility issues. Our position in energy-related issues now amounts to 7.01%. With a more positive outlook for energy prices from the levels earlier in the year--when in real terms oil prices had reached 50 year lows--our holdings have improved in price over the past three months.

--------------------------------------------------------------------------------
                                       20
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                                [GRAPHIC OMITTED]

As we look ahead over the balance of the year, we remain optimistic that the growing U.S. economy, its efficient workers and capital investment, and our historically low interest rates will provide an attractive backdrop for investors focused on long-term results. Because increasing numbers of individuals have become drawn to short-term securities trading due to low transaction costs and easy market access through the internet, we expect large short-term swings in securities prices to be the norm, often temporarily obscuring where real investment values lie. We prefer to focus our efforts on in-depth research of our companies and the industries in which they operate and not have our efforts diluted by reacting to short-term price swings.

Sincerely,

/s/ Margaret D. Patel
---------------------
Margaret D. Patel
Manager, Third Avenue High Yield Fund

--------------------------------------------------------------------------------
                                       21
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                                [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                            PORTFOLIO OF INVESTMENTS
                                AT JULY 31, 1999
                                   (UNAUDITED)

                       PRINCIPAL                                                                        % OF
                       AMOUNT($)   ISSUES                                                 VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 62.89%
Capital Equipment -      450,000   Lam Research Corp. 5.00%, due 9/1/02                 $  432,563     4.94%
Semiconductors                                                                          ----------

Computers - Memory       300,000   HMT Technology Corp. 5.75%, due 1/15/04                 109,125     1.24%
Devices                                                                                 ----------

Computer Software        500,000   Safeguard Scientifics, Inc. 144A 5.00%, due 6/15/06     531,250     6.07%
& Services                                                                              ----------

Electric Utility
Services                 400,000   tron, Inc. 6.75%, due 3/31/04                           273,000     3.12%
                                                                                        ----------
Electronic Components -  325,000   Atmel SA 144A 3.25%, due 6/1/02                         357,906
Semiconductors           325,000   Cypress Semiconductors Corp. 6.00%, due 10/1/02 (b)     353,438
                                                                                        ----------
                                                                                           711,344     8.12%
                                                                                        ----------
Instrumentation -        500,000   Credence Systems Corp. 5.25%, due 9/15/02               461,250     5.27%
Electronic Testing                                                                      ----------

Lasers -                 450,000   Cymer, Inc. 144A 3.50%, due 8/6/04                      425,812     4.86%
Systems/Components                                                                      ----------

Medical - Generic Drugs  275,000   Alpharma, Inc. 144A 5.75%, due 4/1/05                   387,063     4.42%
                                                                                        ----------
Medical - Hospitals      625,000   Columbia\HCA Medical Care, Int'l. 6.75%, due 10/1/06    529,687     6.05%
                                                                                        ----------
Medical Management       505,000   PhyMatrix Corp. 6.75%, due 6/15/03                      243,662     2.78%
Services                                                                                ----------

Networking               425,000   Adaptec, Inc. 4.75%, due 2/1/04                         417,563     4.77%
                                                                                        ----------
Oil/Gas Exploration      300,000   Range Resources Corp. 6.00%, due 2/1/07                 185,625
                         300,000   Pogo Producing Co. 5.50%, due 6/15/06                   237,000
                                                                                        ----------
                                                                                           422,625     4.82%
                                                                                        ----------
Oil Field Services       300,000   Key Energy Group, Inc. 5.00%, due 9/15/04               192,375     2.19%
                                                                                        ----------
Telecommunications -     500,000   P-Com, Inc. 4.25%, due 11/1/02                          278,125
Wireless                 100,000   Adaptive Broadband Corp. 5.25%, due 12/15/03             93,000
                                                                                        ----------
                                                                                           371,125     4.24%
                                                                                        ----------
                                   TOTAL CONVERTIBLE BONDS
                                   (Cost $6,003,316)                                     5,508,444
                                                                                        ----------


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                                       22
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                                [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 1999
                                   (UNAUDITED)

                                                                                                       % OF
                          SHARES   ISSUES                                                 VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCk - 17.54%
Auto Parts Original        7,000   Breed Technologies, Inc. 6.50%, due 11/15/27         $   35,000     0.40%
                                                                                        ----------
Electric Utility Services  4,000   K N Energy, Inc. 8.25%, due 11/30/01                    128,250
                           4,000   Texas Utilities 9.25%, due 8/16/01                      216,250
                                                                                        ----------
                                                                                           344,500     3.93%
                                                                                        ----------
Insurance                  5,000   Conseco Finance Trust IV 7.00%, due 2/16/01 (b)         188,750     2.16%
                                                                                        ----------
Medical -                  9,000   Sun Financing I 144A 7.00%, due 5/1/28                    3,375     0.04%
                                                                                        ----------
Long Term/Subacute
Telecommunications -       5,000   Winstar Communications, Inc. 144A 7.00%, due 3/15/10    306,875     3.50%
                                                                                        ----------
Wireless
Telephone Services         5,000   NEXTLINK Communications, Inc. 144A 6.50%, due 3/31/10   658,125     7.51%
                                                                                        ----------
                                   TOTAL CONVERTIBLE PREFERRED STOCK
                                   (Cost $1,697,137)                                     1,536,625
                                                                                        ----------
                       PRINCIPAL
                       AMOUNT ($)
----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 16.66%
Building and
Construction Products    250,000   NCI Building Systems, Inc. 144A 9.25%, due 5/1/09       247,500     2.83%
                                                                                        ----------
Electric Utility
Services                 250,000   MidAmerican Energy Holdings Co. 8.48%, due 09/15/28     262,187     2.99%
                                                                                        ----------
Real Estate - Commercial 500,000   BF Saul REIT 9.75%, due 4/1/08                          475,000     5.42%
                                                                                        ----------
Telephone Services       500,000    Level 3 Communications, Inc. 9.125%, due 5/1/08 (b)    475,000     5.42%
                                                                                        ----------
                                   TOTAL CORPORATE BONDS
                                   (Cost $1,498,107)                                     1,459,687
                                                                                        ----------
                          SHARES
----------------------------------------------------------------------------------------------------------------
Common Stocks - 0.45%
Telecommunications -         744   Winstar Communications, Inc. (a)                         39,060     0.45%
                                                                                        ----------
Wireless
                                   TOTAL COMMON STOCK
                                   (Cost $21,778)                                           39,060
                                                                                        ----------


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                                       23
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                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 1999
                                   (UNAUDITED)

                       PRINCIPAL                                                                      % OF
                       AMOUNT($)   ISSUES                                                 VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 1.34%
Repurchase Agreements   117,662    Bear Stearns 5.06%, due date August 2, 1999 (c)      $  117,662     1.34%
                                                                                        ----------
                                   Total Short Term Investments
                                   (Cost $117,662)                                         117,662
                                                                                        ----------
                                   Total Investment Portfolio - 98.88%
                                   (Cost $9,338,000)                                     8,661,478
                                                                                        ----------
                                   Cash and Other Assets
                                   Less Liabilities - 1.12%                                 97,740
                                                                                        ----------
                                   NET ASSETS - 100.00%                                 $8,759,218
                                   (Applicable to 885,541                               ==========
                                   shares outstanding)

                                   NET ASSET VALUE PER SHARE                                 $9.89
                                                                                             =====

NOTES:
(a) Non - income producing security.
(b) Securities in whole or in part on loan
(c) Repurchase agreement collateralized by:
    U.S. Treasury Strips, par value $125,000, 5.18%, matures 2/15/00: market value $121,601.

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                                       24
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                                [GRAPHIC OMITTED]

                       THIRD AVENUE REAL ESTATE VALUE FUND

Dear Fellow Shareholders:

At July 31, 1999, the end of our third fiscal quarter, the unaudited net asset value attributable to the 671,489 shares outstanding of the Third Avenue Real Estate Value Fund (the "Fund") was $11.74 per share. This compares with the Fund's audited net asset value at October 31, 1998 of $10.28 per share and the unaudited net asset value at January 31, 1999 and April 30, 1999 of $10.82 and $11.26 per share, respectively. As of August 25, 1999, the unaudited net assets totaled $7,781,326, attributable to the 681,396 common shares outstanding with a net asset value of $11.42 per share.

QUARTERLY ACTIVITY

During the third quarter of fiscal 1999, the Fund established new positions in the common stock of one company, and increased its position in the common stocks of 15 companies. At July 31, 1999, the Fund held positions in 21 companies, and was approximately 85% invested. The Fund's top 10 positions accounted for approximately 56% of the Fund's net assets. The Fund did not reduce or sell any positions during the quarter.

NUMBER OF SHARES    POSTITION ACQUIRED
8,100               AMRESCO Capital Trust Inc. ("AMRESCO Common")

NUMBER OF SHARES    INCREASES IN EXISTING POSITIONS
17,500              Aegis Realty, Inc. ("Aegis Common")
17,000              Anthracite Capital, Inc. ("Anthracite Common")
13,000              Avatar Holdings, Inc. ("Avatar Common")
19,200              Commercial Assets, Inc. ("Commercial Common")
1,700               Consolidated-Tomoka Land Co. ("Consolidated Common")
8,500               Echelon International Corp., Inc. ("Echelon Common")
13,500              First American Financial Corp. ("First American Common")
2,100               Forest City Enterprises, Inc. Class A ("Forest City Common")
35,000              Imperial Credit Commercial Mortgage Investment Corp.
                    ("Imperial Common")
3,000               Koger Equity, Inc. ("Koger Common")
12,000              LNR Property Corp. ("LNR Common")
5,000               Prime Group Realty Trust ("Prime Common")
7,000               Security  Capital Group,  Inc. Class B ("Security Capital
                    Common")
19,600              United Investors Realty Trust ("United Common")
6,800               Wellsford Real Properties, Inc.  ("Wellsford Common")

--------------------------------------------------------------------------------
                                       25
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                                [GRAPHIC OMITTED]

AMRESCO Capital Trust is the Fund's fourth investment in a mortgage real estate investment trust (REIT). AMRESCO completed its IPO in May 1998 and was organized to invest in senior mortgage loans, mezzanine loans, commercial mortgage-backed securities, commercial real estate and other opportunistic investments in real estate. AMRESCO is a small-cap REIT (about $100 million in market capitalization) whose common stock has a book value of about $13.00 per share (after mark-to-market adjustments). Our cost basis for AMRESCO Common is $10.37. The company's assets consist primarily of first mortgage and mezzanine loans on commercial properties. The loans tend to be higher risk (higher loan-to-value) than conventional commercial loans, but the equity-like yields, which average about 12%, make the risk/reward ratio very attractive. Additionally, AMRESCO is conservatively financed with a debt-to-assets ratio of only 25%. The Fund acquired AMRESCO Common at a substantial discount to our estimate of net asset value and, based upon the recently announced dividend, our current yield is about 15%.

As of July 31, 1999, the Fund had investments in 21 companies. Eleven (about 42% of assets) of these positions represent the Fund's long-term, core holdings in real estate development, natural resource and title insurance companies. Each of these well-financed companies appears to be well managed and seems to have excellent long-term growth prospects. Of course, the Fund's investments in these companies were made at prices that represent substantial discounts from our estimates of net asset value. Some of the Fund's core investments have already provided decent unrealized gains. But even at current levels, they are still cheap and we continue adding to our positions as we receive new funds.

Nine of the Fund's positions (about 40% of assets) are in small-cap real estate investment trusts (REITs), including four mortgage REITs and five equity REITs. Each REIT meets our stringent standards of safe and cheap and most have very high dividend yields. However, we believe that few, if any, of these positions will become long-term, core holdings. Each has high-quality assets that are conservatively financed and the Fund's investments were made at a substantial discount to net asset value. However, due to their small market cap and the fact that their stocks trade at large discounts to net asset value, these companies will have difficulty accessing equity capital without substantially diluting existing shareholders. Furthermore, internal growth will be limited without adding debt. As a result, we believe that resource conversions will be the most likely tools employed by management to realize the full value of their assets. Resource conversions will include liquidations, going-private transactions (management buyouts, etc.) and mergers with larger public companies for cash or stock. Two of the Fund's REIT holdings are already in the process of major resource conversions. Imperial Credit Commercial Mortgage Investment Corp. has entered into a definitive agreement to be acquired, and Chastain Capital Corp. has announced that it will conduct an orderly liquidation of the company. In both instances, the Fund will realize substantial gains if the transactions close. It is impossible to estimate when resource conversions may occur for the other REITs in our portfolio, but the high dividends continue to give us a very attractive yield while we wait.

The Fund's largest purchase during the quarter was its addition to Imperial Common. The Fund started buying Imperial Common last fall because the stock was very cheap relative to net asset value. The assets were primarily performing mortgage loans, the balance sheet was strong, and the dividend yield was very high. We considered Imperial to be a prime candidate for a resource conversion based on management's statements regarding the available options for the company, which included liquidation or a merger. On May 12, 1999, Imperial Credit Industries (ICII), a 10% shareholder and the manager of Imperial (through a subsidiary), offered to buy all outstanding Imperial Common for $11.00 per share. After ICII's initial announcement,the price for Imperial Common increased and the stock went from a terrific value investment to a terrific risk arbitrage. The stock was still trading at a significant discount to net asset value and we believed there was a high likelihood that a deal would get done, and probably at a higher price than the initial $11.00 bid. We opposed the transaction and encouraged Imperial's independent directors

--------------------------------------------------------------------------------
                                       26
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                                [GRAPHIC OMITTED]

to reject the bid and seek a higher bid or give consideration to an orderly liquidation of the company's assets. On June 11, 1999, ICII increased its bid to $11.50 per share. On July 22, 1999 Imperial announced that it entered into a definitive merger agreement with ICII pursuant to which Imperial Common would be acquired at $11.50 per share, subject to increase based upon the results of an appraisal of ICII's management agreement with Imperial. Additionally, other interested parties may submit competing bids for 60 days and Imperial may terminate the merger agreement in favor of a superior proposal.

I look forward to writing to you again when we publish our Annual Report for the period ending October 31, 1999.

Sincerely,

/s/ Michael H. Winer
--------------------
Michael H. Winer
Co-manager, Third Avenue Real Estate Value Fund


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                                       27
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                                [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT JULY 31, 1999
                                   (UNAUDITED)

                                                                                                       % OF
                         SHARES   ISSUES                                                 VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 85.24%
Natural Resources        6,500    Deltic Timber Corp.                                  $  158,437
                         4,000    The TimberWest Forest Corp. (Canada)                     31,335
                                                                                       ----------
                                                                                          189,772     2.41%
                                                                                       ----------
Real Estate Development 28,000    Avatar Holdings, Inc. (a)                               528,500
                         7,000    Catellus Development Corp. (a)                          111,125
                         9,700    Consolidated-Tomoka Land Co.                            149,744
                        17,400    Echelon International Corp., Inc. (a)                   377,362
                        18,100    Forest City Enterprises, Inc. Class A                   475,125
                        21,000    LNR Property Corp.                                      460,687
                        11,500    St. Joe Co. (b)                                         287,500
                        32,800    Wellsford Real Properties, Inc. (a)                     332,100
                                                                                       ----------
                                                                                        2,722,143    34.53%
                                                                                       ----------
Real Estate Holding
 Company                25,500    Security Capital Group, Inc. Class B (a) (b)            384,094     4.87%
                                                                                       ----------
Real Estate Investment
 Trust                  38,500    Aegis Realty, Inc.                                      363,344
                         8,100    AMRESCO Capital Trust Inc.                               82,519
                        52,500    Anthracite Capital, Inc.                                374,062
                        31,000    Chastain Capital Corp.                                  218,938
                        53,700    Commercial Assets, Inc.                                 295,350
                        67,000    Imperial Credit Commercial Mortgage Investment Corp.(b) 737,000
                        17,000    Koger Equity, Inc.                                      306,000
                        19,000    Prime Group Realty Trust                                320,625
                        44,600    United Investors Realty Trust                           334,500
                                                                                       ----------
                                                                                        3,032,338    38.47%
                                                                                       ----------
Title Insurance         23,500    First American Financial Corp.                          390,688     4.96%
                                                                                       ----------
                                  TOTAL COMMON STOCKS
                                  (Cost $6,171,968)                                     6,719,035
                                                                                       ----------


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                                       28
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                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 1999
                                   (UNAUDITED)

                       PRINCIPAL                                                                         % OF
                       AMOUNT ($)   ISSUES                                                 VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 0.01%
Repurchase Agreements      708    Bear Stearns 5.06%, due date August 2, 1999 (c)      $      708     0.01%
                                                                                       ----------
                                  TOTAL SHORT TERM INVESTMENTS
                                  (Cost $708)                                                 708
                                                                                       ----------
                                  TOTAL INVESTMENT PORTFOLIO - 85.25%
                                  (Cost $6,172,676)                                     6,719,743
                                                                                       ----------
                                  CASH AND OTHER ASSETS
                                  LESS LIABILITIES - 14.75%                             1,162,992
                                                                                       ----------
                                  NET ASSETS - 100.00%                                 $7,882,735
                                  (Applicable to 671,489                               ==========
                                  shares outstanding)

                                  NET ASSET VALUE PER SHARE                                $11.74
                                                                                           ======

Notes:
(a) Non-income producing securities.
(b) Securities in whole or in part on loan.
(c) Repurchase agreement collateralized by:
    U.S. Treasury Strips, par value $5,000, 5.18%, matures 2/15/00: market value $4,864.

--------------------------------------------------------------------------------
                                       29
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

                                BOARD OF TRUSTEES
                                 Phyllis W. Beck
                                 Lucinda Franks
                                Gerald Hellerman
                                  Marvin Moser
                                Donald Rappaport
                               Myron M. Sheinfeld
                                  Martin Shubik
                                Charles C. Walden
                                 Barbara Whitman
                                Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                        Chairman, Chief Executive Officer
                                 David M. Barse
                       President, Chief Operating Officer
                                 Michael Carney
                       Chief Financial Officer, Treasurer
                        Kerri Weltz, Assistant Treasurer
                 Ian M. Kirschner, General Counsel and Secretary

                                 TRANSFER AGENT
                    First Data Investor Services Group, Inc.
                               3200 Horizon Drive
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                    CUSTODIAN
                             Custodial Trust Company
                               101 Carnegie Center
                            Princeton, NJ 08540-6231


                                [GRAPHIC OMITTED]


                               THIRD AVENUE FUNDS
                                767 THIRD AVENUE
                             NEW YORK, NY 10017-2023
                              PHONE (212) 888-5222
                            TOLL FREE (800) 443-1021
                               FAX (212) 888-6757
                            WWW.THIRDAVENUEFUNDS.COM